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                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated effective as of June 5, 2003 (the "First Amendment Effective Date"), among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation (the "Company"); the lenders party hereto (the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as Issuing Bank and as Administrative Agent (in its capacity as Administrative Agent, the "Administrative Agent"); THE BANK OF NOVA SCOTIA and FLEET NATIONAL BANK, as Co-Syndication Agents; and BNP PARIBAS, as Documentation Agent.

                                R E C I T A L S:

         A. The Company, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Documentation Agent are parties to that certain Credit Agreement dated as of July 15, 2002 (the "Credit Agreement").

         B. The parties to the Credit Agreement intend to amend the Credit Agreement to, among other things, permit the Company to issue the "2003 Senior Subordinated Notes" pursuant to the "2003 Indenture" (as such terms are hereinafter defined).

         C. Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         SECTION 2.        Amendments to Credit Agreement.

                  (a)      Definitions. The term "Agreement", defined in Section
1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, and as the same may be further amended, supplemented, waived or otherwise modified from time to time in accordance herewith.

                  (b) New Definitions. Section 1.02 of the Credit Agreement is hereby further amended by adding thereto the following new definitions in their appropriate alphabetical order:

                           "First Amendment" shall mean that certain First Amendment to Credit Agreement dated effective as of June 5, 2003 (the "First Amendment Effective Date"), among the Company, the Lenders party thereto, the Administrative Agent, the Issuing Bank, the Co-Syndication Agents and the Documentation Agent.

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                           "2003 Indenture" shall mean that certain Indenture to
         be entered into by and between the Company and Bank of New York, individually, as Trustee, pursuant to which the Company will issue the 2003 Senior Subordinated Notes, as the same may from time to time be amended or supplemented and as otherwise permitted by the terms of this Agreement including, without limitation, the provisions of Section 9.01(m).

                           "2003 Senior Subordinated Notes" shall mean the Senior Subordinated Notes of the Company issued pursuant to the 2003 Indenture, as the same may from time to time be renewed, rearranged, modified, increased or replaced and as otherwise permitted by the terms of this Agreement including, without limitation, the provisions of
         Section 9.01(m).

                  (c) Borrowing Base. Section 2.09(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b)     Scheduled and Interim Redeterminations. Subject to
                  Section 2.09(d), the Borrowing Base shall be redetermined (a "Scheduled Redetermination") on April 1st and October 1st of each year, commencing October 1, 2002. In addition (i) the Company may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Company thereof, one time during any 12-month period, elect to cause, and (ii) if any refinancing of the Debt of the Company under or in respect of
                  (X) the Indenture or any Senior Subordinated Note permitted by the terms of this Agreement results in the Company receiving net proceeds in excess of the aggregate principal amount of the Senior Subordinated Notes outstanding on the Closing Date or (Y) the 2003 Indenture or any 2003 Senior Subordinated Note permitted by the terms of this Agreement results in the Company receiving net proceeds in excess of the aggregate principal amount of the 2003 Senior Subordinated Notes outstanding on the first Business Day following the First Amendment Effective Date, the Administrative Agent shall cause, the Borrowing Base to be redetermined between Scheduled Redeterminations (a redetermination pursuant to clause (i) or (ii) of this Section 2.09(b), called an "Interim Redetermination") in accordance with this Section. The Borrowing Base shall be subject to further adjustments from time to time pursuant to Section 9.15."

                  (d) Affirmative Covenants. Article VIII of the Credit Agreement is hereby amended by adding a new section, to be Section 8.07, to read in its entirety as follows:

                           "Section 8.07 Redemption of Senior Subordinated
                  Notes. Promptly upon, but in any event within five (5) Business Days after, the issuance of the 2003 Senior Subordinated Notes, the

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                  Company will, by written notice to each "Holder" (as defined in the Indenture), call for redemption of all outstanding Senior Subordinated Notes in accordance with the terms of the Indenture, and the Company will redeem, at the applicable "Redemption Price" (as defined in the Indenture), all outstanding Senior Subordinated Notes on the "Redemption Date" (as defined in the Indenture) set forth in such written notice, which shall be a date not more than 60 days following such written notice."

                  (e) Negative Covenants. Article IX of the Credit Agreement is hereby amended as follows:

                           (i) Section 9.01(l) of the Credit Agreement is hereby amended by deleting the period (".") from the end thereof and substituting therefor a semi-colon (";").

                           (ii) Section 9.01 of the Credit Agreement is hereby further amended by adding thereto a new clause, to be clause
         (m), to read in its entirety as follows:

                  "(m)     Debt of the Company under or in respect of the 2003
                  Indenture and the 2003 Senior Subordinated Notes issued thereunder, and all amendments, supplements, renewals, extensions or refinancings thereof; provided, however, that
                  (i) the aggregate principal amount of the 2003 Senior Subordinated Notes shall not exceed $175,000,000, (ii) interest on the unpaid aggregate principal amount of the 2003 Senior Subordinated Notes shall accrue at a rate per annum not greater than 8 5/8%, (iii) the final maturity of the 2003 Senior Subordinated Notes shall be a date not less than seven
                  (7) years from the date of the issuance thereof, (iv) payment of principal of, premium, if any, interest and other amounts owing or to be owing under, in connection with or evidenced by the 2003 Indenture or the 2003 Senior Subordinated Notes shall be subordinated to the payment of the Indebtedness on terms substantially as those set forth in the Indenture as of the First Amendment Effective Date or otherwise reasonably satisfactory to the Administrative Agent, (v) the terms of the 2003 Indenture, taken as a whole, shall be no more restrictive to the Company than the terms of the Indenture and (vi) any amendment, supplement, renewal, extension or refinancing of the 2003 Indenture or any 2003 Senior Subordinated Note shall be on terms, taken as a whole, no more restrictive to the Company than the terms of the 2003 Indenture and the 2003 Senior Subordinated Notes as they exist on the First Amendment Effective Date, provided, further, however, with respect to subclause (iv) hereof, the 2003 Indenture and the 2003 Senior Subordinated Notes may be prepaid with net proceeds of an equity offering, provided, further, however, if any

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                  refinancing of the Debt of the Company under or in respect of the 2003 Indenture or any 2003 Senior Subordinated Note permitted by the terms of this Agreement results in the Company receiving net proceeds in excess of the aggregate principal amount of the 2003 Senior Subordinated Notes outstanding on the First Amendment Effective Date, the Borrowing Base shall be redetermined in accordance with
                  Section 2.09."

                           (iii) Section 9.14 of the Credit Agreement is hereby amended in its entirety as follows:

                  "Section 9.14 Negative Pledge Agreements. The Company will not create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any contract, agreement or understanding (other than this Agreement, the Security Instruments, the provisions of Section
                  4.7 of the Indenture, the provisions of Section 4.7 of the 2003 Indenture, and any contract or agreement evidencing an Excepted Lien, but only with respect to the Property covered by such Excepted Lien) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Property of the Company or any Subsidiary, or which requires the consent of or notice to other Persons in connection therewith, except customary consents to assignment provisions contained in any instrument to which the Company or a Subsidiary is a party, and in any conveyance thereof in the Company's or any Subsidiaries' chain of title."

                  (f) Events of Default. Section 10.01 of the Credit Agreement is hereby amended by adding thereto a new clause, to be clause (p), to read in its entirety as follows:

                  "(p)     An "Event of Default" (as defined in the 2003
                  Indenture) occurs and is continuing under the 2003 Indenture (including, without limitation, failure to pay when due any amount owing under or in connection with the 2003 Indenture or a breach of any other covenant or provision thereof);"

                  (g) Schedule 7.22. Schedule 7.22 to the Credit Agreement is hereby amended to include the 2003 Indenture, providing for the issuance of the Company's 2003 Senior Subordinated Notes.

         SECTION 3. Use of Proceeds. The proceeds received by the Company from the issuance of the 2003 Senior Subordinated Notes shall be used by the Company first, to redeem all outstanding Senior Subordinated Notes pursuant to
Section 8.07 of the Credit Agreement, as amended hereby, provided that until such proceeds are required to be used to redeem the outstanding Senior Subordinated Notes, such proceeds shall, at the Company's option, be (i) invested as permitted by Section 9.05 of the Credit Agreement or (ii) used to prepay Loans

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pursuant to Section 2.08 of the Credit Agreement, and second, to prepay Loans pursuant to Section 2.08 of the Credit Agreement.

         SECTION 4. Conditions Precedent; Effectiveness. (a) This First Amendment shall become effective as of the date hereof when the Administrative Agent shall have received:

                  (i) Counterparts hereof duly executed by the Company and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

                  (ii) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

             (b) This First Amendment shall cease to be effective on July 15, 2003, if each of the following events shall not have occurred on or before such date:

                  (i) The Administrative Agent shall have received a fully executed and completed copy of the 2003 Indenture.

                  (ii) The 2003 Senior Subordinated Notes shall have been issued pursuant to the 2003 Indenture and as otherwise permitted by the Credit Agreement, as amended hereby.

         SECTION 5. Reaffirmation of Representations and Warranties. To induce the Lenders, the Administrative Agent and the Issuing Bank to enter into this First Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VII of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date).

         SECTION 6. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

         SECTION 7. Governing Law; Entire Agreement. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The Credit Agreement, as amended by this First Amendment, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 8. Severability of Provisions. Any provision in this First Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions

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in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.

         SECTION 9. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

         SECTION 10. Headings. Article and section headings in this First Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this First Amendment.

         SECTION 11. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                         [Signatures begin on next page]

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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment effective as of the First Amendment Effective Date.

COMPANY:                     THE HOUSTON EXPLORATION
                             COMPANY

                             By:    /s/ John H. Karnes
                             Name:  John H. Karnes
                             Title: Senior Vice President and
                                    Chief Financial Officer

AGENTS AND LENDERS:          WACHOVIA BANK, NATIONAL
                             ASSOCIATION, Individually, as Issuing
                             Bank and as Administrative Agent

                             By:    /s/ David E. Humphreys
                             Name:  David E. Humphreys
                             Title: Vice President

                             THE BANK OF NOVA SCOTIA,
                             Individually and as Co-Syndication Agent

                             By:    /s/ N. Bell
                             Name:  N. Bell
                             Title: Senior Manager

                             FLEET NATIONAL BANK, Individually
                             and as Co-Syndication Agent

                             By:    /s/ Allison I. Rossi
                             Name:  Allison I. Rossi
                             Title: Director

                       [Signature Page to First Amendment]

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                             BNP PARIBAS, Individually and as
                             Documentation Agent

                             By:    /s/ Betsy Jocher
                             Name:  Betsy Jocher
                             Title: Vice President

                             By:    /s/ Polly Schott
                             Name:  Polly Schott
                             Title: Vice President

                             COMERICA BANK-TEXAS

                             By:    /s/ Huma Vadgama
                             Name:  Huma Vadgama
                             Title: Assistant Vice President

                             FORTIS CAPITAL CORP.

                             By:    /s/ Darrell W. Holley
                             Name:  Darrell W. Holley
                             Title: Managing Director

                             UNION BANK OF CALIFORNIA, N.A.

                             By:    /s/ Sean Murphy
                             Name:  Sean Murphy
                             Title: Vice President

                             THE BANK OF NEW YORK

                             By:    /s/ Peter W. Keller
                             Name:  Peter W. Keller
                             Title: Vice President

                             WASHINGTON MUTUAL BANK, F.A.

                             By:    /s/ David W. Phillips
                             Name:  David W. Phillips
                             Title: Vice President

                       [Signature Page to First Amendment]

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                             WELLS FARGO BANK TEXAS, N.A.

                             By:    /s/ Paul A. Squires
                             Name:  Paul A. Squires
                             Title: Vice President

                             NATEXIS BANQUES POPULAIRES

                             By:    /s/ Philippe A. Robin
                             Name:  Philippe A. Robin
                             Title: Senior Vice President

                             By:    /s/ Louis P. Laville, III
                             Name:  Louis P. Laville, III
                             Title: Vice President & Group Manager

                             HIBERNIA NATIONAL BANK

                             By:    /s/ David R. Reid
                             Name:  David R. Reid
                             Title: Senior Vice President

                             COMPASS BANK

                             By:    /s/ Dorothy Marchand
                             Name:  Dorothy Marchand
                             Title: Senior Vice President

                             SOUTHWEST BANK OF TEXAS, N.A.

                             By:    /s/ Bryan Chapman
                             Name:  Bryan Chapman
                             Title: Vice President, Energy Lending

                       [Signature Page to First Amendment]